UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2014

LAS VEGAS RAILWAY EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54648 (Commission File Number)	56-2646797 (I.R.S. Employer Identification No.)

6650 Via Austi Parkway, Suite 170 Las Vegas, NV 89119 (Address of principal executive offices) (zip code)

702-583-6715 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On October 15, 2014, the board of director (the “Board”) of Las Vegas Railway Express, Inc. (the “Company”) dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm.

BDO’s audit reports on the Company’s financial statements for the fiscal years ended March 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that, the audit reports included an explanatory paragraph with respect to the uncertainty as to the Company’s ability to continue as a going concern. During the fiscal years ended March 31, 2014 and 2013 and during the subsequent interim period through October 15, 2014, the date of BDO’s dismissal, there were (i) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, , which disagreements, if not resolved to the satisfaction of BDO, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through October 15, 2014, the date of dismissal of BDO, there were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided BDO with a copy of the above disclosures and has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BDO agrees with the above statements. BDO has furnished the requested letter and it is attached as exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On October 15, 2014, the Board approved the engagement of Cutler & Co., LLC (“Cutler”) to serve as the Company’s new independent registered public accounting firm. Prior to the date of Cutler’s engagement, the Company has not consulted with Cutler regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii)  the type of audit opinion that might be rendered on the Company’s financial statements and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS RAILWAY EXPRESS, INC.

Date: October 20, 2014	By:	/s/ Michael Barron
Name: Michael Barron
Title: Chief Executive Officer